                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2004

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                         1-9924                       52-1568099
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

           399 Park Avenue, New York, New York                10043
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         (Address of principal executive offices)           (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits:

Exhibit No.                                 Description
-----------           ----------------------------------------------------------
   1.01               Terms Agreement, dated October 29, 2004, among the Company and the underwriters named therein, relating to the offer
                      and sale of the Company's Floating Rate Notes due
                      November 5, 2014.

   4.01               Form of Note for the Company's Floating Rate Notes due
                      November 5, 2014.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 5, 2004                   CITIGROUP INC.

                                           By: /s/ Charles E. Wainhouse
                                               --------------------------
                                               Charles E. Wainhouse
                                               Assistant Treasurer

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